I N V E S T O R P R E S E N T A T I O N 4 t h Q U A R T E R 2 0 1 5

Cautionary note regarding forward-looking statements Any forward-looking statements made in this presentation reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management's response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward- looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

Casualty 22% Professional Liability 16% Property Reinsurance 14% Property 9% Specialty and Other 15% Programs 5% (1) Allied World – Franchise and Achievements 4 Global specialty, property and casualty insurer with a niche casualty focus and complementary and opportunistic reinsurance strategy Underwriting focused company with a strong culture of conservatism, risk management and an entrepreneurial approach Meaningful investment contribution driven by total return philosophy Long term track record of delivering leading shareholder value creation Active and diligent manager of capital with strong ratings profile 74% Casualty / 26% Property Total 2015 GPW: $3,093M We are a leading specialist insurance company with a focused range of product offerings, global capabilities and significant U.S. platform (1) Specialty and Other includes the following lines: aviation, marine, trade credit, M&A, construction, surety, environmental, inland marine, construction employee compensation, accident and health, product recall, and motor. Within Specialty and Other, the casualty/property mix is 12%/3%. Insurance 74% Reinsurance 26%

Experienced Management: Shifting the Business Focus Since 2007, Allied World has built out a full U.S. specialty franchise, and more recently, has focused on increasing scale in the Global Markets Insurance segment North American Insurance: o Post the 2008 Darwin acquisition, the North American Insurance segment has increased significantly with focus on small and middle market accounts and specialty primary business Global Markets Insurance: o Build out via product expansion in Europe and Asia, including the launch of Syndicate 2232 at Lloyd’s and the acquisitions of the Asian operations, which will double the size of the legacy Global Markets Insurance segment Reinsurance: o Flexible and an important contributor to our business capabilities, with a strong U.S. and international presence Gross premiums written have more than doubled since 2007, representing a CAGR of 9.4% 5 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 G ro ss P re m iu ms W ri tt e n ( $ , B ) Year North American Insurance Global Markets Insurance Reinsurance 2007 GPW: $1.5B 2015 GPW: $3.1B $1.5B $1.4B $1.7B $1.8B $1.9B $2.3B $2.7B $2.9B $3.1B CAGR = 9.4% 81.3% 84.1% 76.1% 84.9% 95.9% 94.5% 86.2% 85.2% 95.1% Combined Ratio:

Investment Strategy

- Focus on total investment return as a key driver of book value growth; net investment income is one component
  - All investments categorized as "trading", with mark-to-market flowing through income statement
  - Similar treatment of cash and derivatives
  - Net income focus aligns to impact of book value per share growth on senior management incentive compensation
- Look to optimize the portfolio via the non-core strategy and Allied World Financial Services equity investments
- Realized and unrealized gains have been meaningful contributors to investment returns and book value growth over time
- Emphasis on detailed transparency
- Current duration of 2.6 years for the fixed income portfolio



Total Investment Return ($M) and Total Investment Portfolio ($B)
2008(1)
2009
2010
2011
2012
2013
2014
2015
$20
$309
($273)
($16)
$557
$179
$77
$301
$469
$286
$244
($61)
$160
$10
$196
($46)
$455
$306
$167
($18)
$217
$59
$158
$266
$89
$177
$54
$182
($128)
$6.9
$7.5
$8.0
$8.1
$8.8
$8.4
$8.5
$9.2
Net investment income
Realized gains (losses)
Change in unrealized gains (losses)



Book Yield vs. Total Return
4.8%
0.3%
7.7%
4.2%
6.1%
3.3%
2.5%
2.0%
5.5%
2.1%
2.6%
1.9%
3.1%
2.1%
2.1%
0.6%
2008(1)
2009
2010
2011
2012
2013
2014
2015
Total Return
Annualized Book yield

Focused on **maximizing total return** performance via a **diversified** portfolio

ALLIED WORLD

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(1) Prior to the 2009 move from an "available for sale" portfolio to a trading portfolio, which impacts the presentation of returns from the non-core portfolio.

Active Capital Management Improves Shareholder Value



(In millions, except for per share amounts)
$15.35
$19.85
$24.76
$26.70
$30.86
$34.20
$38.27
$37.78
$2,916
$3,712
$3,873
$3,947
$4,124
$4,318
$4,596
$4,848
$499
$499
$798
$798
$798
$798
$818
$1,315(2)
$2,417
$3,213
$3,075
$3,149
$3,326
$3,520
$3,778
$3,533
-$646
-$682
-$1,475
-$1,658
-$1,975
-$2,197
-$2,449
-$2,809
2008(1)
2009
2010
2011
2012
2013
2014
2015
Accumulated Share and Warrant Repurchases & Dividends
Debt
Shareholders' Equity
Diluted Book Value per Share

Capital Management History

Share Repurchases:

- Over $2.3 billion of shares and warrants repurchased since December 2007
- $151 million of remaining authorization in share repurchase program as of February 2016; plan expiring in May 2016

Dividends:

- Over $501 million of common dividends paid since going public in 2006
- Dividend yield of 2.9%

Conservative Capital Position:

- Financial leverage of 18.8% at December 31, 2015[3]

Senior Debt Refinancing and Savings:

- Issued $500 million of 4.35% senior notes due October 2025 to refinance the existing $500 million of 7.50% senior notes due August 2016

ALLIED WORLD

Diluted book value per share has more than **doubled** since 2008; returned **$359 million of capital** to shareholders in 2015

AWAC.COM

[1]Excludes $243.8 million syndicated loan that was repaid on February 23, 2009. [2]Includes the $500 million 4.35% senior notes due October 2025 intended to fund the maturity of the $500 million 7.5% senior notes due August 2016. [3]Adjusted for double leverage. Excluding the impact of the $500 million 4.35% senior notes due October 2025. Including that tranche, financial leverage is 27.1%.

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27.5% 30.8% 33.6% 36.4% 39.9% 44.2% 50.4% 52.8% 59.4% 61.3% 66.1% 72.0% 84.1% Allied World RLI W.R. Berkley XL Arch Axis Hanover Argo ProAssurance Endurance Markel Navigators Aspen Superior Value Creation 8 Growth in book value per share calculated by taking change in book value per share from December 31, 2010 through December 31, 2015 adjusted for regular and special dividends. Diluted book value per share used when available; financial data updated as of December 31, 2015. Source: SNL Financial, Company filings. Peer Average = 49.4% Allied World CAGR = 10.7% Five Year Growth in Book Value per Share 2011 – 2015

Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

North American Insurance Segment 10 The largest of the three segments, North American Insurance features niche product offerings and expertise across primary and excess lines Healthcare 11% Inland Marine 5% Primary Casualty 14% Programs 9% D&O Private 3% D&O Public 9% E&O 9% Environmental 4% Excess Casualty 19% Other 1% M&A 2% Property 11% Primary Construction 3% Property and casualty insurance for small- and middle-market and Fortune 1,000 companies through 13 regional offices in North America: o Fortune 1,000-focused Bermuda platform is the largest direct business in Bermuda o Branch office network across the U.S. and Canada brings increased access to low limit accounts Admitted and excess & surplus lines (E&S) capabilities in all 50 states Recent new lines added include Architects & Engineers and Canadian Property Energy Recent growth has come from various lines entered over the last several years, including inland marine, primary construction, M&A, and environmental as well as attractive growth in professional liability and programs Total 2015 GPW: $1,815M (1) Other includes surety, trade credit, and product recall. (1)

Global Markets Insurance Segment 11 A targeted global presence poised for further growth both organically and via the recently acquired Asian operations Focused European and Lloyd’s expansion along with the recently acquired Asian operations have driven meaningful growth and scale o Segment will double in size, pro forma for the acquisitions(1) Lloyd’s Syndicate 2232: o Launched own Managing Agency at Lloyd’s in April 2014 o Increased capacity to £204 million for 2016 from £25 million at launch Recently acquired Asian operations have materially increased Allied World’s Asian platform by providing access to attractive business and new distribution sources o Acquisitions completed on April 1, 2015 Focus on path to near term profitability o Optimizing the marine cargo and construction employers’ compensation books in Asia, as planned, as well as the trade credit, UK property and aviation books o Advance SME focused offerings o Run rate expense ratio in the high 30s, given business mix and reinsurance strategy, and further improvement with scale A&H 3% Casualty 16% Professional Lines 23% Aviation 7% Marine 8% Property 18% SME 3% Trade Credit 5% Total 2015 GPW: $476M Note: “SME”: small to medium enterprise, “A&H”: accident and health. (1) Acquisitions of the Asian operations closed on April 1, 2015. Healthcare 4% Construction 6%

Reinsurance Segment 12 Lean global platform with flexibility to take advantage of opportunities as they arise Total 2015 GPW: $802M Global CAT 14% Global Property 5% North American Property 11% Global Marine & Aerospace 6% North American Casualty 13% Global Casualty 5% Specialty 4% Crop 14% North American CAT 22% • Opportunistic positioning and ability to size up or down with market conditions o Over 60 employees via six offices o Strategic partnership with Aeolus Capital Management • Bermuda, U.S. and Swiss platforms have access to diverse opportunities via strong local relationships • Lloyd’s Syndicate 2232 coverholders in Miami and Singapore increase global reach to Latin American and Asian business o Efficient way to access a globally diversified book of business • Reduction in top line over the last year has been a reaction to market conditions as we have non-renewed several property and casualty treaties Professional Liability 6%

Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

Operating Results IPO to Date(1) 5 year(2) 3 Year(3) 2014 2015 Underwriting Income $206 $175 $240 $323 $120 Operating Income $372 $276 $330 $415 $212 Net Income $413 $352 $331 $490 $84 Operating Return on Average Equity 14.2% 8.0% 9.3% 11.4% 5.8% Net Income Return on Average Equity 15.1% 10.4% 9.3% 13.4% 2.3% Combined Ratio 86.2% 91.4% 88.8% 85.2% 95.1% Cash Flow from Operations $555 $444 $348 $417 $513 Financial Statement Portfolio Return 4.1% 2.8% 2.1% 3.1% 0.6% Ending Diluted Book Value per Share $25.37 $33.56 $36.75 $38.27 $37.78 Growth in Diluted Book Value per Share 15.3% 9.0% 7.1% 11.9% (1.3%) Ending Diluted Tangible Book Value per Share $22.94 $30.07 $32.82 $34.98 $32.38 Growth in Diluted Tangible Book Value per Share 13.9% 8.2% 5.5% 12.4% (7.4%) Financial Highlights 14 Allied World has reported consistently strong results despite a competitive landscape, financial turbulence and catastrophe activity ($ in millions, except per share amounts) (1) Full year 2006 – full year 2015. Initial public offering was July 11, 2006. (2) Full year 2011 – full year 2015. (3) Full year 2013 – full year 2015. Average Full Year

22.5% 26.7% 30.2% 32.8% 30.1% 29.4% 30.2% 30.3% 31.4% 31.0% 31.3% 33.2% 34.2% 34.4% 34.9% 34.9% 35.7% 36.5% 2007 2008 2009 2010 2011 2012 2013 2014 2015 Allied World Peer Average Expense Ratio Advantage 15 Note: GAAP expense ratio; financial data updated as of full year 2015. (1) Peer average includes ACGL, AGII, AHL, AXS, ENH, MKL, NAVG, PRA, RLI, THG, WRB, and XL. Source: SNL Financial, Company filings. A 5.1 point advantage compared to peers (1) Our best in class expense ratio has been maintained over the course of the build-out of the U.S. and European platforms, the launch of Lloyd's Syndicate 2232, and the acquisitions of the Asian operations

Growth Balanced with Underwriting Profitability 16 Consistent performance amid strong topline growth and a presence in varied lines of business Five Year Performance Average Combined Ratio vs. Growth in Net Premiums Earned ProAssurance not shown on chart (five year average combined ratio of 71.4% with net premium earned five year CAGR of 3.3%). Financial data updated as of December 31, 2015. Source: SNL Financial, Company filings. Allied World Arch Argo Aspen Axis Endurance Hanover Markel Navigators XL RLI W.R. Berkley 0% 5% 10% 15% 20% 80% 85% 90% 95% 100% 105% N e t P re m iu ms Ea rn e d F iv e -Y e ar C A G R Five Year Average Combined Ratio

Strong Underwriting Results Since Inception

ALLIED WORLD

Historical Loss Ratios Through December 31, 2015 ($M)[1]

AY	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	CY Total
CY Original Loss Ratio	70.1%	65.3%	75.9%	103.1%	59.6%	58.4%	55.6%	45.9%	52.0%	65.8%	65.1%	56.0%	54.9%	63.7%	
Prior Year Development	0.0%	-4.9%	-5.8%	-3.6%	-8.2%	-10.2%	-24.2%	-18.8%	-23.0%	-17.4%	-9.7%	-9.0%	-9.7%	-3.3%	
AY Original Loss Ratio	70.1%	70.1%	81.7%	106.7%	67.7%	68.6%	79.8%	64.7%	75.1%	83.2%	74.9%	65.0%	64.7%	67.0%	
2003	($57)														($57)
2004	(27)	(53)													(79)
2005	(8)	(46)	6												(49)
2006	(16)	(43)	(45)	(8)											(113)
2007	6	(34)	(77)	(6)	(26)										(137)
2008	(9)	(88)	(100)	(74)	(8)	(34)									(313)
2009	(17)	(57)	(118)	(103)	12	2	32								(248)
2010	4	(11)	(57)	(147)	(54)	(25)	(23)	(1)							(313)
2011	(0)	(1)	(22)	(90)	(42)	(69)	(22)	(28)	20						(254)
2012	4	(4)	(9)	(11)	(82)	(91)	(35)	(8)	11	53					(170)
2013	15	(3)	(12)	(14)	(25)	(48)	(52)	(26)	(38)	7	16				(180)
2014	5	(2)	(6)	12	(25)	(39)	(10)	(69)	(44)	(7)	18	(45)			(213)
2015	(2)	(9)	(13)	8	3	21	4	(50)	(56)	(34)	32	33	(18)		($82)
Subsequent Development	(101)	(350)	(454)	(431)	(248)	(282)	(105)	(183)	(106)	19	66	(13)	(18)		($2,207)
Loss Ratio Points	-23.3%	-29.9%	-33.1%	-31.8%	-17.9%	-21.1%	-8.1%	-13.9%	-7.8%	1.3%	3.8%	-0.6%	-0.8%		
AY Developed	46.8%	40.3%	48.6%	74.9%	49.8%	47.5%	71.7%	50.8%	67.2%	84.6%	78.6%	64.3%	63.9%	67.0%	
Cat Losses			16.3%	28.0%			9.1%		5.9%	17.9%	9.7%	0.6%	2.9%	2.4%	
AY Developed Excl. Cat Losses	46.8%	40.3%	32.3%	47.0%	49.8%	47.5%	62.5%	50.8%	61.4%	66.6%	68.9%	63.7%	61.0%	64.6%	
Case Incurred through 2015 Q4[2]	**45.2%**	**36.1%**	**47.7%**	**64.8%**	**41.8%**	**46.2%**	**60.8%**	**38.5%**	**58.0%**	**62.1%**	**58.0%**	**36.7%**	**33.7%**	**17.9%**	
Remaining IBNR / EP Ratio @ 2015 Q4	**1.6%**	**4.2%**	**0.9%**	**10.1%**	**8.0%**	**1.3%**	**10.9%**	**12.3%**	**9.3%**	**22.4%**	**20.6%**	**27.7%**	**30.2%**	**49.1%**	

[1] Pro-forma including Darwin development since inception; including recently acquired Asian operations' development starting from April 1, 2015.

[2] Case incurred loss ratios by year are not directly comparable to our financial statements as reinsurance case incurred losses shown above are on a treaty year basis.

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Prudent Reserving Philosophy 18 $113 $137 $313 $248 $313 $254 $170 $180 $213 $82 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 o Over $2.2 billion net favorable reserve development since inception o 71% of net reserves are IBNR Net Prior Year Reserve Releases(1) ($M) (1) Pro-forma including Darwin development since inception. December 31, 2015 Total: $5.0B Net Loss & Loss Adjustment Expenses Reserve Mix at December 31, 2015 IBNR Global Markets Insurance 8% Case Global Markets Insurance 6% IBNR Reinsurance 21% Case Reinsurance 9% IBNR North American Insurance 42% Net reserves approximately 3.6% above the mid-point of range as at December 31, 2015

Below Investment Grade Credit 4.1% Below Investment Grade Securitized 3.7% Equities 4.4% Hedge Funds 4.1% Private Equity Funds 4.8% Other Private Securities (AWFS) 1.4% Investment Portfolio Breakout 19 Core Assets 77.5% Non-Core Assets 22.5% Total Investment Portfolio at December 31, 2015: $9,240M Core assets include: cash and cash equivalents (7.2%), U.S. government securities (15.1%), U.S. government agencies (0.4%), non-U.S. government securities (5.3%), state, municipalities and political subdivisions (4.0%), mortgage-backed securities (11.7%), investment grade corporate securities (26.5%), and investment grade asset-backed securities (7.3%). Given recent market volatility, we have decreased our non-core allocation and increased the duration of our fixed income portfolio

2.6% 1.5% 1.4% 1.4% 1.1% 1.1% 0.6% 0.5% 0.4% 0.4% 0.2% 0.1% -0.3% WRB RLI XL NAVG AHL THG AWH MKL ACGL PRA AXS ENH AGII 6.7% 5.4% 2.9% 4.1% -0.1% 1.7% 0.4% 1.0% 0.7% -0.9% 1.4% 2.7% 1.4% 0.2% 7.7% 6.1% 2.0% 5.5% 2.6% 3.1% 0.6% 2009 2010 2011 2012 2013 2014 2015 Return from Fixed Income Strategy Return from Non-Core Strategy Customized Benchmark Investment Portfolio Return and Peer Comparison 20 • Portfolio was > 95% core fixed income in 2008 and has moved to a 77.5/22.5% core/non-core split at present • Returns from the non-core piece have generally had a disproportionately positive impact on the total investment return Composition of Allied World Total Investment Return Full Year 2015 Total Return(2) Financial data as of December 31, 2015. (1) Blend of Barclays Aggregate benchmarks representative of the underlying sectors of our portfolio. (2) Source: Company filings. Peer Average = 0.9% (1) Non-core assets, including those managed by our AWFS partners, have been meaningful contributors to our investment return

5.0% 5.6% 5.8% 6.9% 6.9% 7.1% 7.1% 9.5% 10.4% 10.6% 11.0% 11.8% 14.8% Arch W.R. Berkley Allied World RLI XL Argo Hanover Axis ProAssurance Endurance Aspen Navigators Markel Peer Comparisons – Net Income ROE 21 Financial data updated as of December 31, 2015. Source: SNL Financial, Company filings. Peer Average = 8.5% Five Year Average Quarterly Annualized Net Income ROE 2011 – 2015

Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

Conclusion 23 Allied World is attractively valued given its demonstrated ability to grow book value Five Year Growth in Book Value per Share (through December 31, 2015) vs. Price to Book Value @ February 23, 2016 Growth in book value per share calculated by taking change in diluted book value per share from December 31, 2010 through December 31, 2015 adjusted for dividends. Diluted book value per share used when available; RLI not shown on chart (five year growth in book value per share of 84% with price to book value of 3.33x as of February 23, 2016). Financial data updated as of December 31, 2015; trading data is as of February 23, 2016. Allied World Arch Argo Aspen Axis Endurance Hanover Markel Navigators XL ProAssurance W.R. Berkley 0.8x 1.0x 1.2x 1.4x 1.6x 20% 40% 60% 80% 100% P ri ce t o D ilu te d B o o k V al u e P e r Sh ar e Five Year Growth in Diluted Book Value Per Share

Allied World RLI Arch W.R. Berkley Aspen Axis Endurance Hanover Navigators Argo ProAssurance Markel XL 5% 10% 15% 20% 25% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% To ta l S to ck R e tu rn C A G R Five Year Value Creation CAGR Conclusion 24 Allied World has generated sector leading total value creation Five Year Value Creation CAGR vs. Total Stock Return CAGR Five year value creation calculated by taking the change in diluted book value per share from December 31, 2010 through December 31, 2015 adjusted for dividends. Diluted book value per share used when available. Total stock return calculated by taking the change in end-of-day stock price from December 31, 2010 through December 31, 2015 adjusted for dividends; financial data updated as of December 31, 2015. R2 = 0.57

Agenda  Executive Summary  Operating Segments  North American Insurance  Global Markets Insurance  Reinsurance  Financial Highlights  Conclusion  Appendix

Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this presentation certain non-generally accepted accounting principles ("non- GAAP") financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles ("U.S. GAAP"). "Operating income" is an internal performance measure used in the management of the company’s operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non- recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, and other non-recurring items from the calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company has excluded from operating income the termination fee received from Transatlantic Holdings, Inc. in 2011 as this is a non-recurring item. In addition to presenting net income determined in accordance with U.S. GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of the company’s financial information to more easily analyze our results of operations and underlying business performance. Operating income should not be viewed as a substitute for U.S. GAAP net income. "Annualized return on average shareholders' equity" ("ROAE") is calculated using average shareholders’ equity, excluding the average after tax other comprehensive income or loss, which may include unrealized gains (losses) on investments and currency translation adjustments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these amounts provides a more consistent and useful measurement of operating performance, which supplements U.S. GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. "Tangible shareholders' equity and diluted book value per share" are calculated using total shareholders' equity excluding goodwill and intangible assets. The company has included tangible shareholders’ equity because it represents a more liquid measure of the company's net assets than total shareholders' equity. The company also has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See slides 27 – 29 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable U.S. GAAP measures. 26

Non-GAAP Financial Measures - Reconciliation 27 ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG UNAUDITED OPERATING INCOME RECONCILIATION (Expressed in thousands of United States dollars, except share and per share amounts) Three Months Ended December 31, Year Ended December 31, 2015 2014 2015 2014 Net income $ 1,707 $ 130,509 $ 83,891 $ 490,259 Add after tax effect of: Net realized investment losses (gains) 40,385 18,038 116,787 (76,154) Foreign exchange loss (gain) 920 (21) 11,289 957 Operating income $ 43,012 $ 148,526 $ 211,967 $ 415,062 Weighted average common shares outstanding: Basic 90,934,107 96,386,796 92,530,208 97,538,319 Diluted 92,422,422 98,394,432 94,174,460 99,591,773 Basic per share data: Net income $ 0.02 $ 1.35 $ 0.91 $ 5.03 Add after tax effect of: Net realized investment losses (gains) 0.44 0.19 1.26 (0.78) Foreign exchange loss 0.01 0.00 0.12 0.01 Operating income $ 0.47 $ 1.54 $ 2.29 $ 4.26 Diluted per share data: Net income $ 0.02 $ 1.33 $ 0.89 $ 4.92 Add after tax effect of: Net realized investment losses (gains) 0.44 0.18 1.24 (0.76) Foreign exchange loss 0.01 0.00 0.12 0.01 Operating income $ 0.47 $ 1.51 $ 2.25 $ 4.17

Non-GAAP Financial Measures - Reconciliation 28 ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG UNAUDITED ANNUALIZED RETURN ON SHAREHOLDERS' EQUITY RECONCILIATION (Expressed in thousands of United States dollars, except for percentage information) Three Months Ended December 31, Year Ended December 31, 2015 2014 2015 2014 Opening shareholders' equity $ 3,555,405 $ 3,676,599 $ 3,778,291 $ 3,519,826 Add: accumulated other comprehensive loss 4,265 — — — Adjusted opening shareholders' equity 3,559,670 3,676,599 3,778,291 3,519,826 Closing shareholders' equity $ 3,532,542 $ 3,778,291 $ 3,532,542 $ 3,778,291 Add: accumulated other comprehensive loss 9,297 — 9,297 — Adjusted closing shareholders' equity 3,541,839 3,778,291 3,541,839 3,778,291 Average shareholders' equity $ 3,550,755 $ 3,727,445 $ 3,660,065 $ 3,649,059 Net income available to shareholders $ 1,707 $ 130,509 $ 83,891 $ 490,259 Annualized net income available to shareholders 6,828 522,036 83,891 490,259 Annualized return on average shareholders' equity - net income av ilable to shareholders 0.2% 14.0% 2.3% 13.4 % Operating income available to shareholders $ 43,012 $ 148,526 $ 211,967 $ 415,062 Annualized operating income available to shareholders 172,048 594,104 211,967 415,062 Annualized return on average shareholders' equity - operating income available to shareholders 4.8% 15.9% 5.8% 11.4%

Non-GAAP Financial Measures - Reconciliation 29 ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG UNAUDITED DILUTED BOOK VALUE PER SHARE RECONCILIATION (Expressed in thousands of United States dollars, except share and per share amounts) As of As of December 31, December 31, 2015 2014 Price per share at period end $ 37.19 $ 37.92 Total shareholders' equity $ 3,532,542 $ 3,778,291 Total tangible shareholders' equity $ 3,027,792 $ 3,453,735 Basic common shares outstanding 90,959,635 96,195,482 Add: unvested restricted share units 819,309 502,506 Add: performance based equity awards 591,683 616,641 Add: employee share purchase plan 53,514 42,176 Add: dilutive options outstanding 1,968,607 2,426,674 Weighted average exercise price per share $ 16.87 $ 16.41 Deduct: options bought back via treasury method (892,993) (1,050,151) Common shares and common share equivalents outstanding 93,499,755 98,733,328 Basic book value per common share $ 38.84 $ 39.28 Diluted book value per common share $ 37.78 $ 38.27 Basic tangible book value per common share $ 33.29 $ 35.90 Diluted tangible book value per common share $ 32.38 $ 34.98